1 | NASDAQ: SLP January 4, 2023 1 Earnings Call - Q1 - FY23

2 | NASDAQ: SLP With the exception of historical information, the matters discussed in this presentation are forward- looking statements that involve a number of risks and uncertainties. Words like “believe,” “expect” and “anticipate” mean that these are our best estimates as of this writing, but that there can be no assurances that expected or anticipated results or events will actually take place, so our actual future results could differ significantly from those statements. Factors that could cause or contribute to such differences include, but are not limited to: our ability to maintain our competitive advantages, acceptance of new software and improved versions of our existing software by our customers, the general economics of the pharmaceutical industry, our ability to finance growth, our ability to continue to attract and retain highly qualified technical staff, our ability to identify and close acquisitions on terms favorable to the Company, and a sustainable market. Further information on our risk factors is contained in our quarterly and annual reports and filed with the U.S. Securities and Exchange Commission. Safe Harbor Statement

3 | NASDAQ: SLP • First quarter results in line with guidance • Revenue seasonality impacted by expected shift in software renewal timing ◦ Some slowdown in buying activity pushed to calendar 2023 budgets ◦ $0.3M constant currency negative impact on revenue • Profitability impacted by investment in people and seasonally low revenue quarter $0.06 Diluted EPS $12M Revenue 25% Adj. EBITDA as % of Revenue $16M Backlog First Quarter Highlights

4 | NASDAQ: SLP • FDA collaborations to enhance product capabilities • Virtual Bioequivalence trial simulations for regulatory accelerated approval • GastroPlus® used to support new dosing regimens and accelerate approval • QSP clinical trial optimization • NAFLDsym® used to reprioritize pipeline • DILIsym® informs dosing for liver safety • Clinical trial simulation predictions used for investment prioritization • GastroPlus® used to support First in Human dose selection Supporting Client Success

First Quarter Software Highlights

General

- Overall software revenue decline of 17%
- Renewal pattern and revenue seasonality shifting as anticipated
- Slower pace of new sales with new customers delaying purchases to new budget year
- University+ program has 266 individual licenses across 54 countries

GastroPlus®

-24%

Q1 Revenue Decline

- 1 new customer
- 8 upsells to existing customers
- 14 peer reviewed journal articles published in Q1

MonolixSuite®

-1%

Q1 Revenue Decline

- 10 new customers
- 2 upsells to existing customers

ADMET Predictor®

-25%

Q1 Revenue Decline

- 4 new customers
- 5 upsells to existing customers

5 | NASDAQ: SLP

SimulationsPlus

6 | NASDAQ: SLP PBPK QSP/QST PKPD First Quarter Services Highlights +23% -28% +74% Q1 Revenue Growth Q1 Revenue Decline Q1 Revenue Growth General • Overall service revenue growth 17% • Total backlog $15.8M • Successful recruiting quarter despite continued competitive market • Shift to higher margin time and materials contracts vs fixed priced projects with positive margin impact • Multiple new client relationships • Nature of QSP/QST projects more volatile • Reflects deeper implementation of PBPK modeling – expanding use cases and perceived value/impact

7 | NASDAQ: SLP Capital Allocation Strategy Update • Acquisitions • Strategic investments and partnerships • $50M share repurchase program • $25M under accelerated share repurchase (ASR) • Maintain current level • Product R&D • Employee Recruiting and Retention • Enterprise Technologies Corporate Development Share Repurchases Dividend Payments Internal Reinvestment

8 | NASDAQ: SLP FY23 Guidance Total Revenue $59.3M to $62.0M Total Revenue Growth 10% to 15% Software Revenue Mix 60% to 65% Service Revenue Mix 35% to 40% Diluted EPS $0.63 to $0.67

9 | NASDAQ: SLP Financial Results

10 | NASDAQ: SLP Q4 Revenue (in millions) $6.2 $7.4 $6.1 $4.5 $5.1 $5.8 $10.7 $12.4 $12.0 Software Services 1Q21 1Q22 1Q23 51%49% Software Services (in millions) 59% 41% Software ServicesSoftware RevenueTotal Revenue Services Revenue Revenue - Q1 -4% -17% +17% 1Q23 Mix 1Q22 Mix

11 | NASDAQ: SLP Gross Margin Trends - Q1 87% 90% 85% 64% 60% 70% 77% 78% 78% Software Services Total 1Q21 1Q22 1Q23

12 | NASDAQ: SLP Software Product as % of Software Revenue 1Q23 Other 50% 26% 18% 6% 54% 21% 20% 5% 1Q22 Other Software Revenue by Product

13 | NASDAQ: SLP Avg. Revenue per Customer (in thousands) Software Performance Metrics - Q1 Commercial Customers Renewal Rates $74 $71 $68 1Q21 1Q22 1Q23 87% 93% 82% 95% 96% 90% Accounts Fees 1Q21 1Q22 1Q23

14 | NASDAQ: SLP Services as % of Service Revenue 1Q23 49% 18% 25% 8% 46% 29% 17% 8% 1Q22 Service Revenue by Type PKPD QSP/QST PBPK Other PKPD QSP/QST PBPK Other

15 | NASDAQ: SLP Backlog Services Performance Metrics Total Projects 121 169 193 57 67 70 12 22 2438 55 73 14 25 26 PKPD QSP/QST PBPK Other 1Q21 1Q22 1Q23 $12 $15 $16 Backlog (in millions) 1Q21 1Q22 1Q23

16 | NASDAQ: SLP Income Statement Summary - Q1 (in millions, except Diluted EPS) 1Q23 % of Rev 1Q22 % of Rev Revenue $12.0 100% $12.4 100% Revenue growth (4)% 16% Gross profit 9.3 78% 9.7 78% R&D 1.2 10% 0.9 7% SG&A 7.2 61% 5.0 40% Total operating exp 8.4 70% 5.9 47% Income from operations 0.9 7% 3.8 31% Income before income taxes 1.6 14% 3.9 31% Income taxes (0.4) 3% (0.8) 7% Effective tax rate 23% 22% Net income $1.2 10% $3.0 24% Diluted earnings per share (in dollars) 0.06 0.15 Adjusted EBITDA $3.0 25% $5.3 42%

17 | NASDAQ: SLP Balance Sheet Summary (in millions) November 30, 2022 August 31, 2022 Cash and short-term investments $131.5 $128.2 Total current assets 148.7 146.8 Total assets $190.5 $188.4 Current liabilities 8.0 7.7 Long-term liabilities 2.3 2.4 Total liabilities 10.3 10.1 Shareholders’ equity 180.1 178.2 Total liabilities and shareholders’ equity $190.5 $188.4

18 | NASDAQ: SLP FY23 Outlook Commentary Commentary • Q2 revenue growth 7% to 11% • Fixed total costs = cost of revenue + R&D expense + SG&A expense • Fiscal year trends on-track • Interest income and share repurchase • Q2 diluted EPS $0.17 to $0.19 Guidance Total Revenue $59.3M to $62.0M Total Revenue Growth 10% to 15% Software Revenue Mix 60% to 65% Service Revenue Mix 35% to 40% Diluted EPS $0.63 to $0.67

19 | NASDAQ: SLP Conclusion • Delivering on our commitment to scientific leadership ◦ Internal R&D investment ◦ Expanding industry and regulatory partnerships • Enhancing our client facing capabilities ◦ Growth and maturity of business development team ◦ Focus on expanding our local coverage of EU market ◦ Focus on supporting accelerated growth in distributor network • Challenges being addressed ◦ Evolving seasonality due to software renewal timing changes ◦ Continued competitive market for scientific talent ◦ General market dynamics: inflation, recession & forex • Focus on Capital Allocation ◦ Internal reinvestment ◦ Broader acquisition and strategic investment approach ◦ Stock repurchase program CONTINUED LEADERSHIP POSITION IN BIOSIMULATION MARKET WELL POSITIONED TO ACHIEVE OUR FY23 GOALS